

EVOFEM
BIOSCIENCES®

INVESTOR PRESENTATION

MARCH 2025

OTCQB: EVFM

FORWARD-LOOKING STATEMENTS

This presentation contains forward looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 and other federal securities laws. In some cases, you can identify forward looking statements by terms such as "may," "will," "should," "expect," "plan," "aim," "anticipate," "strategy," "objective," "designed," "suggest," "currently," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other similar expressions. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The rate and degree of market acceptance of PHEXXI® (lactic acid, citric acid and potassium bitartrate) vaginal gel and SOLOSEC® (secnidazole) 2 g oral granules
- Evofem's ability to successfully commercialize its products in the United States and to enter into successful partnerships to commercialize its products outside of the United States
- Evofem's estimates regarding expenses, revenues, financial performance and capital requirements, including the length of time its capital resources will sustain its operations, and its ability to raise additional capital to fund its operations when/if needed
- Evofem's ability to continue as a going concern
- Evofem's ability to comply with the provisions and requirements of its debt arrangements and to pay amounts owed pursuant to its debt arrangements
- Evofem's ability to retain members of its management and other key personnel and to expand its organization to accommodate potential growth
- Evofem's ability to maintain and protect its intellectual property position and its ability to obtain additional patent protection for its product for current and investigational indications
- The potential for changes to current regulatory mandates requiring payers to cover FDA-approved or -cleared contraceptives without cost sharing
- Evofem's ability to obtain or maintain third-party payer coverage and adequate reimbursement, and its reliance on the willingness of patients to pay out-of-pocket for its products absent full or partial third-party payer reimbursement
- Evofem's reliance on third-party providers and licensors, such as third-party manufacturers
- The presence or absence of any adverse events or side effects relating to the use of its products, and,
- Any other risk factors detailed in Evofem's filings from time to time with the U.S. Securities and Exchange Commission including, without limitation, the 10-K for the year ended December 31, 2024, filed with the SEC on March 24, 2025, and any subsequent filings.

The forward looking statements in this presentation represent Evofem's views only as of the date of this presentation, March 24, 2025, and Evofem expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Evofem's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

This presentation discusses estimates and other statistical data made by independent parties and by Evofem relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.

EVOFEM: WOMEN'S SEXUAL AND REPRODUCTIVE HEALTH INNOVATION

U.S. biopharma company generating revenues from two FDA-approved innovative products that address unmet needs in women's sexual and reproductive health

phexxi (lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%

- Birth Control: hormone-free, on-demand prescription contraceptive vaginal gel
- $19.4M net sales in 2024
- Advancing strategy to significantly reduce PHEXXI manufacturing costs

solosec secnidazole 2g Oral Granules

- Single-dose antimicrobial agent, taken orally
- FDA-approved to treat bacterial vaginosis (BV) and trichomoniasis
- Acquired July 2024 and relaunched November 2024

43.3M POTENTIAL PHEXXI USERS IN THE U.S.[1]

(lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%

U.S. MARKET BY CONTRACEPTIVE METHOD[1]
(MILLIONS)



OF THE 72.7M WOMEN AGED 15-49 IN THE U.S.
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Non-Prescription Contraceptive
10.3
No Contraceptive
13.0
Prescription Contraceptive,
20.0
Surgical Sterilization
17.2
Other Non-Targets
12.2

10.3M women use non-prescription contraceptives

Non-Rx methods: barrier methods; withdrawal; periodic abstinence; tracking; other

13.0M women use no contraceptive at all

20.0M women use prescription contraceptives

Rx hormonal oral contraceptives, rings, patches, shots and IUDs/copper IUD

** Study predates commercial availability of PHEXXI*

$8.3B
Contraceptive Market
(U.S. 2022)[2]

1. Daniels-K-and-Abma-J.-Current-Contraceptive-Status-Among-Women-Aged-15-49_NCHS-Data-Brief-Number-388-October-2020.pdf (evofem.com)
2. Grandview Research. U.S. Contraceptive Market Size, Share & Trends Analysis Report By Product (Pills, Intrauterine Devices (IUD), Condoms, Vaginal Ring, Subdermal Implants, Injectable), And Segment Forecasts, 2022 – 2030.

EVOFEM IS LEADING THE REVOLUTION

Innovative women's reproductive and sexual health solutions

THE FIRST AND ONLY ON-DEMAND, NON-HORMONAL PRESCRIPTION CONTRACEPTIVE VAGINAL GEL

- Vaginal pH Modulator
- Hormone-free
- FDA-approved for prevention of pregnancy
- Woman-controlled
- Used only when you need it
- Box of 12 PHEXXI applicators

phexxi®





MOA - PHEXXI IS A pH MODULATOR

Optimal vaginal pH levels can range from 3.5 – 4.5



When semen (pH 7.1-8) enters the vagina, it raises the environmental pH level

Allows sperm to be mobile and swim up the reproductive canal

PHEXXI keeps vaginal pH in the optimal range

Among subjects who used PHEXXI in the registrational clinical trials, only 1.6% discontinued due to an adverse reaction.

This is lower than published rates of hormonal methods, which range from 9.6% to 20.1% discontinuation due to adverse reactions

EVERY 1% MARKET SHARE OF THE 43.3M WOMEN IN OUR ADDRESSABLE MARKET REPRESENTS SIGNIFICANT NET PRODUCT SALES

GROSS WAC per box of 12 PHEXXI applicators	**$362.17**[1]	**Paid by the plan, not the woman** Under Federal law, most payers must cover FDA-approved contraceptives, including PHEXXI, at no cost to women
	-	
Gross-to-Net Adjustments	**40%**	
	=	
Net to Evofem per box of PHEXXI	**$217.30**	
	X	
Boxes each year per woman (avg.) (60 PHEXXI applicators)	**5**	
	↓	
	$470 M	**PHEXXI ANNUAL NET SALES** **per each 1% market penetration**[2]

1. Effective January 1, 2025. WAC: Wholesale Acquisition Cost.
2. Annual net sales calculation: Net $ to EVFM per box * boxes/year/women * 433,000 women (1% of 43.3M women in PHEXXI addressable market)

DELIVERING ONGOING NET PRODUCT SALES GROWTH



$ 25.0
$ 20.0
$ 15.0
$ 10.0
$ 5.0
$ -
IN MILLIONS
$8.2
$16.8
$18.2
$19.4
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
Launched PHEXXI Sept. 2020
No marketing spend since Q4 2022

PHEXXI SALES COVERAGE



	Field Coverage (*n*=16)
	Virtual Coverage
	Strategic Initiatives
	Student Health & Residency Programs

MARCH 24, 2025

ACTIVATING PHEXXI UTILIZATION WITH SELECT PATIENT TYPES



- Not using a prescription contraceptive
- Living with depression and anxiety
- Postpartum mother
- Struggles with her weight
- In need of non-systemic contraception
- Cancer survivor
- Wants non-hormonal

WE ARE SUCCESSFULLY REACHING OUR TARGET PATIENT TYPES

CREATING THE VAGINAL PH MODULATOR CATEGORY

Changing the contraceptive counseling conversation to make it personal



HORMONE FREE
VAGINAL pH MODULATOR
• A vaginal gel that keeps the vagina in the normal acidic range (3.5-4.5), which lowers sperm mobility and the chance of sperm reaching the egg
• Inserted into the vagina immediately before (or up to 1 hour before) each act of vaginal sex
CONDOM
• A barrier that covers the penis or vagina during sex
• Protects against HIV, other STIs, and pregnancy
SPERMICIDE
• A cream or film that contains the chemical nonoxynol-9 to prevent pregnancy
• Inserted into the vagina before vaginal sex
FERTILITY TRACKING
• The tracking of a woman's menstrual cycle and/or other fertility signs such as temperature and vaginal discharge
• Vaginal sex is avoided on days that are likely to be most fertile
COPPER IUD
• A device placed in the uterus by a healthcare professional
• Approved for up to 10 years of use
TUBAL LIGATION
(getting "tubes tied")
• Sterilization surgery that is usually permanent
• For women who are sure they don't want a future pregnancy
used in the moment
semi-permanent or permanent option
BIRTH CONTROL IS PERSONAL. WHICH METHOD* MEETS YOUR NEEDS?
daily use
semi-permanent or permanent option
CONTAINS HORMONES
ORAL CONTRACEPTION
("the Pill")
• A pill containing hormones that prevent pregnancy
• Taken every day at the same time
PATCH
• A stick-on patch that releases hormones through the skin
• Replace once a week for 3 weeks; remove for 1 week
RING
• A flexible ring that contains hormones and is inserted into the vagina by the woman
• Insert for 3 weeks; remove for 1 week
INJECTION
• An injection of hormones by a healthcare professional
• Injection required every 3 months
HORMONAL IUD
• A device placed in the uterus by a healthcare professional
• Approved for up to 3 to 7 years of use
IMPLANT
• A small silicone rod inserted under the skin on the inside of the upper arm by a healthcare professional
• Approved for up to 3 years of use
*Products are not shown at actual size.
INDICATION
Phexxi® (lactic acid, citric acid, and potassium bitartrate) is an on-demand method of birth control used to prevent pregnancy. Phexxi is not effective when used after sex.
IMPORTANT SAFETY INFORMATION
Rare cases (0.36%) of bladder and kidney infection have been reported. If you have a history of urinary tract problems that keep coming back, you should not use Phexxi.
Please see additional Important Safety Information on back and accompanying full Product Information for Phexxi.
EVOFEM BIOSCIENCES®



HORMONE FREE
BIRTH CONTROL IS PERSONAL.
WHICH METHOD* MEETS YOUR NEEDS?
CONTAINS HORMONES
Used in the moment
VAGINAL pH MODULATOR
• A vaginal gel that keeps the vagina in the normal acidic range (3.5 - 4.5), which lowers sperm mobility and the chance of sperm reaching the egg
• Inserted into the vagina immediately before (or up to 1 hour before) each act of vaginal sex
CONDOM
• A barrier that covers the penis or vagina during sex
• Protects against HIV, other STIs, and pregnancy
SPERMICIDE
• A cream or film that contains the chemical nonoxynol-9 to prevent pregnancy
• Inserted into the vagina before vaginal sex
FERTILITY TRACKING
• The tracking of a woman's menstrual cycle and/or other fertility signs such as temperature and vaginal discharge
• Vaginal sex is avoided on days that are likely to be most fertile
Semi-permanent or permanent
COPPER IUD
• A device placed in the uterus by a healthcare professional
• Approved for up to 10 years of use
TUBAL LIGATION
(getting "tubes tied")
• Sterilization surgery that is usually permanent
• For women who are sure they don't want a future pregnancy
Use this chart to help determine which methods might be right for you. Talk to your doctor about what you want in your birth control.
Routine use and/or care
ORAL CONTRACEPTION
(the "Pill")
• A pill containing hormones that prevent pregnancy
• Taken every day at the same time
PATCH
• A stick-on patch that releases hormones through the skin
• Replace once a week for 3 weeks; remove for 1 week
RING
• A flexible ring that contains hormones and is inserted into the vagina by the woman
• Insert for 3 weeks; remove for 1 week
INJECTION
• An injection of hormones by a healthcare professional
• Injection required every 3 months
Semi-permanent or permanent
HORMONAL IUD
• A device placed in the uterus by a healthcare professional
• Approved for up to 3 to 7 years of use
IMPLANT
• A small silicone rod inserted under the skin on the inside of the upper arm by a healthcare professional
• Approved for up to 3 years of use
*Products are not shown at actual size.
INDICATION
Phexxi® (lactic acid, citric acid, and potassium bitartrate) is an on-demand method of birth control used to prevent pregnancy. Phexxi is not effective when used after sex.
IMPORTANT SAFETY INFORMATION
Rare cases (0.36%) of bladder and kidney infection have been reported. If you have a history of urinary tract problems that keep coming back, you should not use Phexxi.
Contact your healthcare provider if you are experiencing genitourinary side effects such as vaginal burning, itching, discharge, genital discomfort (including in male partners), yeast infection, urinary tract infection or bacterial vaginosis.
IMPORTANT SAFETY INFORMATION
Phexxi does not protect against any sexually transmitted infections, including HIV. Avoid using Phexxi with a vaginal ring.
Avoid Phexxi if you or your sexual partner is allergic to lactic acid, citric acid, potassium bitartrate, or any of the ingredients in Phexxi. Stop using Phexxi if you develop an allergic reaction.
For more information about Phexxi, talk to your healthcare provider and see full Product Information.
Please report side effects by contacting Evofem Biosciences® toll-free at 1-833-EVFMBIO or contact FDA at 1-800-FDA-1088 or www.fda.gov/medwatch.
EVOFEM BIOSCIENCES®
Phexxi is a registered trademark of Evofem Biosciences, Inc. Trademark, registered or otherwise, are the property of their respective owner(s).
© 2022 Evofem Biosciences, Inc. • EVFM-US-001985 • June 2022 • Produced in USA.

GLP-1s include Ozempic, Wegovy, Mounjaro, and Zepbound

GLP-1s may make oral birth control pills less effective at certain points in dosing schedule

HCPs are to "advise females using oral contraceptives to switch to a non-oral contraceptive method or add a barrier method of contraception for 4 weeks after initiation and for 4 weeks after each dose escalation." [1]

GLP-1 package inserts warn of potential risks to the fetus from exposure to these drugs during pregnancy [2]

JP Morgan analysts forecast that by 2030 in the U.S. alone[1]

- 30 million people in the U.S. – may be on GLP-1s [1]

Critical need for a non-systemic, non-hormonal method, like PHEXXI

1. Zepbound Prescribing Information. https://uspl.lilly.com/zepbound/zepbound.html#pi
2. Based on Section 8.1, Use in Specific Populations: PREGNANCY in the PI for semaglutide and tirzepatide products
3. Schott C. *The increase in appetite for obesity drugs.* JP Morgan, November 29, 2023. https://www.jpmorgan.com/insights/global-research/current-events/obesity-drugs)

$224.56 MILLION TAM -- WOMEN USING GLP-1s + OCs

JP Morgan analysts forecast that 30 million people may be on GLP-1s by 2030 in the U.S. [1]

2030 Forecast (U.S.)	**30 M** GLP-1 Users [1]
	X
Women of Reproductive Age as % of U.S. Adult Population	**25.59%** [2]
	↓
Female GLP-1 Users of Reproductive Age	**7.7 M**
	X
% of Women of Reproductive Age using Oral Contraceptives (OCs)	**14.0%** [3]
	↓
Women on GLP-1s using OCs	**1.1 M** phexxi® targets

X **$217.30** Net to Evofem per box of PHEXXI = **$239.03 M** In PHEXXI annual net sales

1. Schott C. *The increase in appetite for obesity drugs*. JP Morgan, November 29, 2023. https://www.jpmorgan.com/insights/global-research/current-events/obesity-drugs
2. Calculated based on 2022 population data from March of Dimes PeriStats https://www.marchofdimes.org/peristats/data?top=14&lev=1&stop=129&reg=99&obj=9&slev=1
3. Daniels-K-and-Abma-J.-Current-Contraceptive-Status-Among-Women-Aged-15-49_NCHS-Data-Brief-Number-388-October-2020.pdf (evofem.com)

SYNERGISTIC WOMEN'S HEALTH ACQUISITION

- Acquired in July 2024 from Lupin
- Synergistic women's health product
  - Aligns with strategic focus and leverages sales force
  - Both SOLOSEC and PHEXXI address the vaginal biome
- $20M annual net sales run rate pre-Covid from BV indication only[1]
- Additional revenue potential in ex-U.S. markets (untapped partnering/licensing opportunity)
- Ten *Orange Book*-listed patents protect SOLOSEC in U.S. through Sept. 2035
- Newly-allowed patent will extend SOLOSEC IP to 2040 when issued

1. SOLOSEC was FDA approved for the treatment of trichomoniasis in July 2021

SOLOSEC: TWO FDA-APPROVED INDICATIONS

BACTERIAL VAGINOSIS (BV) IN FEMALES 12 AND OLDER

- BV is the most common vaginal condition in women ages 15-44
- Raises pH of the vagina, which upsets the balance of the natural vaginal microbiome and can lead to symptoms of odor and discharge

BV affects 29% of U.S. population

TRICHOMONIASIS (TRICH) IN PEOPLE 12 AND OLDER

- Trich is the most common non-viral STI in the world[1]
- ~5.4M infections (U.S., 2018) - 2.1M women + 3.3M men

Trich affects 8.7% of U.S. population

SOLOSEC provides a complete course of treatment with one oral dose

1. Workowski KA, Bachmann LH, Chan PA, et al. CDC Sexually Transmitted Diseases Treatment Guidelines, 2021. MMWR Recomm Rep 2021;70(RR-04):1-192.

SOLOSEC DEMONSTRATED SOLID GROWTH UNTIL COVID-19 OUTBREAK

solosec
secnidazole
2g Oral Granules

$20M ANNUALIZED RUN RATE FOR TREATMENT OF BV ALONE[1]



Clindesse
Solosec
Nuvessa
~100K Annualized Units/Year
Monthly TRx Volume
10.0K
9.0K
8.0K
7.0K
6.0K
5.0K
4.0K
3.0K
2.0K
1.0K
0.0K
May 2018
Jun 2018
Jul 2018
Aug 2018
Sep 2018
Oct 2018
Nov 2018
Dec 2018
Jan 2019
Feb 2019
Mar 2019
Apr 2019
May 2019
Jun 2019
Jul 2019
Aug 2019
Sep 2019
Oct 2019
Nov 2019
Dec 2019

1. SOLOSEC was not FDA approved for the treatment of trichomoniasis until July 2021

STRONG IP WITH MULTIPLE ORANGE BOOK-LISTED PATENTS

phexxi®
(lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%

- Four *Orange Book* -listed patents afford protection into 2033
- White paper by US regulatory expert* delineates hurdles to potential generic entry stemming from PHEXXI's localized MOA and absence of PK profile, preventing demonstration of bioequivalence (equivalent rate and extent of drug delivery to its intended site of action, within pre-established limits)
- Evofem successfully defended PHEXXI against an ANDA filed April 2023
    - Paragraph IV Certification withdrawn in September 2023
    - Filer admitted it is incapable of making a generic equivalent to PHEXXI

solosec®
secnidazole
2g Oral Granules

- Ten *Orange Book* -listed patents afford protection into 2035
- Newly allowed patent will extend IP to 2040 when issued
- NCE-GAIN Exclusivity until September 15, 2027

*Dr. Dena Hixon, former Medical Officer in the FDA Center for Drug Evaluation and Research (CDER)

IN SUMMARY

We are executing our strategy to improve women's lives through innovative sexual and reproductive health products that address unmet and underserved medical needs

phexxi (lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%

The first and only FDA-approved hormone-free, on demand prescription contraceptive vaginal gel

- Approved and launched by Evofem in U.S. in 2020
- 2024 was our fourth consecutive year of annual net sales growth
- Regulatory filing in UAE expected 2025 by our CGG commercial partner Pharma 1
- Advancing strategy to significantly reduce PHEXXI manufacturing costs

solosec secnidazole 2g Oral Granules

The first and only single-dose, oral product FDA-approved to treat both BV and Trich

- Relaunched in U.S. by Evofem in Q4 2024

Mitomic Endometriosis Test (MET™)

A blood-based diagnostic test for endometriosis

- Potential launch mid-2025